EXHIBIT 10.8
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DATED                                                                       2003
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                      (1) MIZA PHARMACEUTICALS (UK) LIMITED
                               (IN ADMINISTRATION)

                                     - and -

                               (2) RONALD ROBINSON
                                    GARY LEE

                                     - and -

                             (3) INYX PHARMA LIMITED








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                                    AGREEMENT
                                   relating to

             the sale of certain of the business and assets of Miza
                          Pharmaceuticals (UK) Limited
                               (in administration)

             ------------------------------------------------------





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                                    CONTENTS

1.       DEFINITIONS AND INTERPRETATIONS.......................................1

2.       SALE OF BUSINESS AND ASSETS...........................................7

3.       CONSIDERATION.........................................................9

4.       VAT...................................................................9

5.       COMPLETION...........................................................10

6.       coNnetics stock......................................................10

7.       FURTHER ASSURANCE....................................................11

8.       THE CONTRACTS........................................................12

9.       THE PRE-INVOICED GOODS...............................................13

10.      THE LEASED EQUIPMENT.................................................14

11.      ROT STOCK............................................................15

12.      EXCLUDED STOCK.......................................................15

13.      EMPLOYEES............................................................15

14.      THE DEBTS............................................................16

15.      licences.............................................................16

16.      INTELLECTUAL PROPERTY................................................17

17.      NAME.................................................................17

18.      APPORTIONMENTS AND OUTGOINGS.........................................18

19.      RISK.................................................................19

20.      ACCOUNTING BOOKS AND RECORDS.........................................19

21.      ACCESS TO PREMISES...................................................20

22.      EXCLUSION OF WARRANTIES..............................................20

23.      EXCLUSION OF ADMINISTRATOR'S LIABILITY...............................23

24.      INTEREST.............................................................23

25.      DATA PROTECTION......................................................23

26.      SET-OFF AND PREPAYMENTS..............................................24

27.      NOTICES..............................................................24

28.      ANNOUNCEMENTS AND CONFIDENTIALITY....................................25


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29.      GENERAL..............................................................25

SCHEDULE 1....................................................................28

     Administrators' Contracts................................................28

SCHEDULE 2....................................................................29

     Connetics Stock..........................................................29

SCHEDULE 3....................................................................30

     Customer Contracts.......................................................30

SCHEDULE 4....................................................................31

     Employees................................................................31

SCHEDULE 5....................................................................32

     Leased Equipment.........................................................32

SCHEDULE 6....................................................................33

     Licences.................................................................33

SCHEDULE 7....................................................................34

     Plant and Equipment......................................................34

SCHEDULE 8....................................................................35

     Pre-Invoiced Goods.......................................................35

     Pre-Invoiced Orders......................................................35

SCHEDULE 9....................................................................36

     Premises.................................................................36

SCHEDULE 10...................................................................37

     The ROT Claims...........................................................37

schedule 11...................................................................38

     Apportionment of the Consideration.......................................38

schedule 12...................................................................39

     Deeds of Release.........................................................39

schedule 13...................................................................40

     Claiming Employees.......................................................40

schedule 14...................................................................41

     Excluded Stock...........................................................41


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THIS AGREEMENT is made on                                        February, 2003

BETWEEN

(1) MIZA PHARMACEUTICALS (UK) LIMITED (in administration) (company number 04067911) whose registered office is at c/o Begbies Traynor, Elliot House, 151 Deansgate, Manchester M3 3BG ("Company");

(2) RONALD ROBINSON and GARY LEE both of Begbies Traynor, Elliot House, 151 Deansgate, Manchester M3 3BG ("Administrators"); and

(3) INYX PHARMA LIMITED (company number 4573515) whose registered office is at 9 Cheapside, London EC2V 6AD ("Purchaser").

BACKGROUND

A The Administrators were appointed joint administrators of the Company on 4 September 2002 pursuant to an order of the Manchester District Registry of the High Court of Justice.

B The Company has agreed to sell and the Purchaser has agreed to purchase certain assets of the Company with a view to carrying on the Business as a going concern in succession to the Company on the terms and conditions set out in this agreement.

AGREEMENT:

1.       DEFINITIONS AND INTERPRETATIONS

         1.1 In this agreement, unless the context otherwise requires, the following words and expressions have the following meanings:

                  "Administrators Contracts" means all contracts and orders other than the Pre-Invoiced Orders entered into after the Date of the Administration Order and prior to Completion by or on behalf of the Company or the Administrators with Customers and/or Suppliers of the Business for the sale and/or purchase of goods or provision of services which remain (in whole or in part) to be performed on the Completion Date and identified in schedule 1 hereof;

                  "Administrators' Solicitors" means DLA of 101 Barbirolli Square, Manchester M2 3DL [ref MCK];


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                  "Bank" means Barclays Bank plc;

                  "Books and Records" means the buying, production, promotional, personnel, technical sales and other commercial information used in the Business in relation to the Transferred Assets including the VAT Records insofar as the same are in the ownership of the Company and situated on the Premises on the Completion Date but excluding the books of account and statutory records of the Company, security documents executed by the Company, documents relating to the appointment of the Administrators and all records created for or in the course of the insolvency of the Company either by the Administrators their partners or staff or by any other person including the officers or employees of the Company at their instance;

                  "Business" means that part of the Company's business representing its business as a manufacturer of niche pharmaceutical products with expertise in aerosol technology and as a research and developer in relation thereto as carried on from the Premises;

                  "Business Day" means a day other than a Saturday, Sunday or a bank or public holiday on which banks are open for business in England;

                  "CCL" means CCL Industries Limited (company number 2429449);

                  "Claim" means any action, proceeding, claim or demand of any kind (actual or contingent) which may be brought or made against any of the Company and/or the Administrators;

                  "Claiming Employees" means those employees listed in schedule 13;

                  "Completion" means the performance of the obligations set out in clause 5.1;

                  "Completion Date" means [o             pm] on the date of this
                  agreement;

                  "Connetics Storage Period" means the period commencing on Completion and ending on the expiry of the period of six calendar months following immediately thereafter;

                  "Connetics Stock" means the stock in trade and raw materials listed in schedule 2 hereof and situate on the Premises on Completion;

                  "Consideration" means the total purchase price payable for the Transferred Assets as specified in clause 3.1;


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                  "Contracts"  means  the  Administrators'   Contracts  and  the
                  Customer Contracts;

                  "Customer Contracts" means all contracts and orders other than the Pre-Invoiced Orders entered into prior to the Date of the Administration Order by or on behalf of the Company with customers of the Business for the sale of goods or provision of services which remain (in whole or in part) to be performed by the Company as at the Completion Date, including those identified by the list set out in schedule 3;

                  "Date of the Administration Order" means 4 September 2002;

                  "Debts" means all book and other debts owing (whether or not yet due and payable in accordance with the payment terms for such debt) to the Company and/or the Administrators and/or GMAC prior to Completion and/or arising out of the
                  Pre-Invoiced Orders, including all rights of set-off and counterclaims;

                  "Employees" means the employees listed in schedule 4;

                  "Excluded Stock" means all the stock and other goods referred to in schedule 14;

                  "Expert" means Messrs Smith Hodgkinson of Waldorf House, Cooper Street, Manchester, M2 2FW;

                  "GMAC" means GMAC Commercial Credit Limited;

                  "Goodwill" means the goodwill of the Company in connection with the Business as at the Completion Date together with the non-exclusive right (insofar as the Company has the right to grant the same) for the Purchaser to use the Name as a trading name and to represent itself as carrying on the Business in succession to the Company and the Books and Records and the benefit (subject to the burden) of the Contracts;

                  "Intellectual Property" means such of the following (if any) as may be owned by the Company and used in connection with the Business on the Completion Date and are assignable, namely patents, inventions, know-how, registered designs, copyrights, design rights, semi-conductor topography rights, trade marks, service marks, trade names, logos, domain names, moral rights and all registrations or applications to register any of the aforesaid items, rights in the nature of any of the aforesaid items in any country or jurisdiction but excluding all licences in favour of the Company and property of any kind in respect of the foregoing, the assignment of which is by its terms prohibited and/or confidential and subject to all licences and other rights of and obligations to third parties to which the Company may be subject in relation thereto;



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                  "Leased Equipment" means any chattels, equipment and any other items whatsoever used by the Company in the Business which it has possession of on the Completion Date as bailee or subject
                  to  hire  purchase,   conditional   sale,  rental  or  similar
                  agreements or otherwise in the ownership of third parties including those listed in schedule 5;

                  "Licences" means all those licences listed in schedule 6 and any other licences which are necessary to enable the Purchaser to operate the Business;

                  "Loss" means any loss, damage, cost, charge or expense which any of the Company and/or the Administrators have incurred or sustained or may, directly or indirectly incur or sustain;

                  "Name" means Miza;

                  "Normal Business Hours" means between the hours of 9.00am and 5.30pm on any weekday other than a bank holiday;

                  "Plant and Equipment" means the plant, machinery, equipment and other chattels owned by the Company and used in connection with the Business and located at the Premises on the
                  Completion Date and listed in schedule 7 (but excluding any landlord's fixtures and fittings);

                  "Pre-Invoiced Goods" means the goods described in schedule 8 and situated on the Premises on the Completion Date;

                  "Pre-Invoiced Orders" means the uncompleted customer orders described in schedule 8 hereof;

                  "Premises" means the property or properties occupied by the Company as described in schedule 9;

                  "Purchase Notice" means a written notice from the Purchaser to the Company specifying how much of the Remaining Connetics Stock it wishes to purchase;



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                  "Purchaser's  Purchase Period" means the period  commencing on the Completion Date and ending on the expiry of the period of three calendar months following immediately thereafter;

                  "Purchaser's Solicitors" means Allen & Overy of One New Change, London EC4M 9QQ;

                  "Qualifying   Liabilities"   means  such   liabilities   under
                  contracts of employment as are a "qualifying liability" as that term is interpreted in section 19 of the Insolvency Act 1986;

                  "Remaining Connetics Stock" means from time to time such amount of the Connetics Stock which exceeds the aggregate amount of the Connetics Stock which has either been purchased by the Purchaser pursuant to clause 6 hereof, or which is or has been the subject of a Sale Notice;

                  "Returns" means all and any goods supplied by the Company or the Administrators on behalf of the Company prior to the Completion Date but returned as defective at any time whether prior to or after the Completion Date;

                  "ROT Claims" means the retention of title claims identified in schedule 10 hereof;

                  "Sale  Notice"  means  a  written   notice  to  the  Purchaser
                  informing the Purchaser that the Company has sold a certain specified amount (or all) of the Remaining Connetics Stock;

                  "Stock" means the stock in trade, raw materials and finished goods (other than any items which have been invoiced but not delivered to customers) situated at the Premises on the Completion Date including Work in Progress but excluding the Pre-Invoiced Goods, the Excluded Stock and the Connetics Stock;

                  "Third Party Items" means all items (if any) in the possession of the Company on the Completion Date which have been supplied to the Company pursuant to contracts which have effectively reserved title in those items to the supplier as at that date;

                  "Transferred  Assets"  means the assets  referred to in clause
                  2.1;




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                  "Work in Progress" means all partly  completed goods allocated by the Company to the Contracts in the ownership of the Company and situated at the Premises on the Completion Date other than the Pre-Invoiced Orders;

                  "VAT" means Value Added Tax;

                  "VAT Records" means the records relating to VAT referred to in section 49(1) of the Value Added Tax Act 1994 and which the Company is required by law to pass to the Purchaser;

                  "Venture" means Venture Finance plc

1.2      In this agreement:

         1.2.1 words in the singular include the plural and vice versa and words in one gender include any other gender;

         1.2.2 any reference to "persons" or "parties" includes natural persons, firms, partnerships and corporations, companies, corporations, associations, organisations, governments, states, foundations and trusts (in each case whether or not having separate legal personality);

         1.2.3 any reference to a statute, statutory provision or sub-ordinate legislation includes such legislation as amended and in force from time to time and any legislation which modifies, consolidates (with or without modification), re-enacts or supersedes it;

         1.2.4 references to clauses and schedules are to clauses and schedules of this agreement and references to sub-clauses and paragraphs are references to sub-clauses and paragraphs of the clause or schedule in which they appear;

         1.2.5 the table of contents and headings are for convenience only and shall not affect the interpretation of this agreement;

         1.2.6 obligations undertaken by a party which comprise more than one person shall be deemed to be made by them jointly and severally;

         1.2.7 references to documents being "in the agreed form" means such documents have been initialled by or on behalf of each of the parties for the purpose of identification;


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         1.2.8    any phrase introduced by the terms "including", "include", "in particular" or any other similar expression shall be construed as illustrative and shall not limit the sense of the words preceding these terms;

         1.2.9 The Interpretation Act 1978 shall apply to this agreement as it does to an Act of Parliament;

         1.2.10 except as expressly set out in this agreement any lists contained in any schedule or annexure are for guidance only and are not exhaustive or complete lists of the items in question and shall not constitute any warranty in respect of the Company's ownership of the listed items or otherwise; and

         1.2.11 a reference to the Administrators shall be construed as being to the Administrators both jointly and severally and to any other person who is appointed as an administrator in substitution for any administrator or as an additional administrator in conjunction with the Administrators.

2.       SALE OF BUSINESS AND ASSETS

         2.1 The Company at the direction of the Administrators shall sell and the Purchaser shall buy with effect from the Completion Date such right, title and interest as the Company then has in the following assets:

                  2.1.1    the Plant and Equipment;

                  2.1.2    the Goodwill;

                  2.1.3    the Intellectual Property;

                  2.1.4    the Stock;

                  to the intent that the Purchaser shall from the Completion Date carry on the Business as a going concern.

         2.2 There shall be excluded from the sale effected by this agreement:

                  2.2.1    all  cash in hand  or in a bank  or  other  financial
                           institution   and  all   cheques,   bills   or  other
                           negotiable instruments;



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                  2.2.2    the Debts and any other  indebtedness  whether actual
                           or contingent, due or to become due to the Company in connection with the Business;

                  2.2.3    the Leased Equipment;

                  2.2.4    the Third Party Items;

                  2.2.5    the Pre-Invoiced Goods;

                  2.2.6    the Pre-Invoiced Orders;

                  2.2.7    the Excluded Stock;

                  2.2.8 the benefit of any actual or potential claim (including any claim under any policy of insurance or against any Employee) of the Company or the Administrators;

                  2.2.9 the benefit of any claim made or to be made by the Company or the Administrators for repayment of any tax or tax allowance;

                  2.2.10 the benefit of any claim made or to be made by the Company or the Administrators for grants from any government, local or public authority;

                  2.2.11 any shares or investments in or any securities of and any assets used in the Business belonging to any body corporate (other than the Company);

                  2.2.12 any freehold or leasehold properties other than the Premises owned, used or occupied by the Company and any landlords' fixtures and fittings therein;

                  2.2.13 the rights of the Company in relation to any pension, trust or fund established by it or affecting the Employees or any former employees;

                  2.2.14 any shares or rights held or owned by the Company in any subsidiary or any other company; and

                  2.2.15   any other asset or right not included in clause 2.1.

         2.3 The parties acknowledge that they are entering into a separate agreement under which the Purchaser will acquire the Premises at Completion with the intention that the Purchaser may acquire and carry on the Business as a going concern with effect from the Completion Date.



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3.       CONSIDERATION

         3.1 The Consideration shall be(pound)3,463,000 which shall be apportioned as set out in schedule 11.

         3.2 The Consideration (less the amount of (pound)100,000 paid on account prior to the date of this agreement) shall be payable by the Purchaser on the Completion Date together with all sums payable by virtue of any other obligation imposed on the Purchaser by this agreement to the extent that such sums are ascertainable.

         3.3 The Consideration and all other sums referred to in clause 3.2 shall be drawn on the client account of the Purchaser's Solicitors and paid by way of telegraphic transfer to the client account of the Administrators' Solicitors at the Royal Bank of Scotland plc, Mosley Street, Manchester Sort Code:
                  16-00-01 Account Number: 14089842 Account Name: DLA Client Account. The Company authorises and requests the Purchaser to make payment to the Administrators' Solicitors and confirms that the Administrators' Solicitors may give a good receipt and discharge on its behalf.

4.       VAT

         4.1 All amounts expressed in this agreement as being payable by the Purchaser or the Company are expressed to be exclusive of any VAT which may be chargeable thereon.

         4.2 The parties intend that Article 5 of the Value Added Tax (Special Provisions) Order 1995 shall apply to the sale of the Transferred Assets under this agreement as part of the sale of part of a business as a going concern and that the sale is treated as neither a supply of goods nor a supply of services under that article. If for any reason HM Customs and Excise require VAT to be accounted for by the Company or the Administrators on the whole or any part of the Consideration then the Purchaser shall (against production of appropriate and valid tax invoices) within five Business Days pay the amount of any such VAT and any penalty, interest, costs or expenses incurred by the Company and/or the Administrators for late payment of VAT up to the date when such VAT is paid by the Purchaser pursuant to this clause.

         4.3 The Purchaser undertakes and warrants that it intends to use the Transferred Assets and the Premises to carry on the same kind of business as the Business with effect from the Completion Date.



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         4.4      If the  Purchaser  pays the Company or the  Administrators  an amount in respect of VAT under clause 4.2 above and Customs subsequently rule that all or part of it was not properly chargeable, the Company or the Administrators shall promptly repay the amount or relevant part of it to the Purchaser unless they (or any one of them) have already accounted to Customs for the VAT. In that case, the Company or the Administrators shall apply reasonably promptly for a refund of the VAT (plus any interest payable by Customs) and pay to the
                  Purchaser  the  amount  of  the  refund   (together  with  any
                  interest) if and to the extent received from Customs.

5.       COMPLETION

         5.1 Completion shall take place on the Completion Date at the offices of the Administrators' Solicitors or at such other place as the Administrators may direct when the Purchaser shall pay the Consideration (less the Deposit) and the other amounts referred to in clause 3.2, in accordance with clause
                  3.3 hereof.

         5.2 On Completion the Company shall, insofar as it is able to do so, let the Purchaser into possession of the Transferred Assets where they are situate and property in the Transferred Assets shall, in the case of tangible items which are capable of transfer by delivery, pass by delivery to the Purchaser.

         5.3 On the Completion Date the Company shall deliver to the Purchaser deeds of release executed by GMAC and CCL (as applicable) in the forms contained in schedule 12.

6.       CONNETICS STOCK

         6.1 The Purchaser shall keep such of the Connetics Stock which it has not purchased pursuant to clause 6.2 and which has not been removed by the Company pursuant to clause 6.5 hereof on the Premises in the same state and condition as it is in on the Completion Date and separate and identifiable from all other stock, raw materials and work in progress of the Purchaser and/or of any other person, free of charge, for the Connetics Storage Period.

         6.2 Subject to the provisions of clause 6.3 hereof, the Purchaser shall be entitled to purchase all or any part of the Remaining Connetics Stock such purchase being effective on the happening of both:

                  6.2.1    the   service   of   a   Purchase   Notice   on   the
                           Administrators; and



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                  6.2.2    the payment to the  Administrators  by way of cleared
                           funds of a sum equal to the cost of the same to the Company for such of the Remaining Connetics Stock as it has specified in that Purchase Notice,

                  before the expiry of the Purchaser's Purchase Period.

         6.3 The Company shall, at any time before the expiry of the Connetics Storage Period (and whether or not within the Purchaser's Purchase Period), be entitled to serve a Sale Notice on the Purchaser in relation to the Remaining Connetics Stock.

         6.4 At the end of the Connetics Storage Period, such of the Connetics Stock as has not been purchased by the Purchaser pursuant to clause 6.2 or which has not been made the subject of a Sale Notice, shall be disposed of by the Purchaser in accordance with all relevant statutory and regulatory requirements then in force at the joint cost of the Company and the Purchaser, to be borne in equal shares, always provided that the Company's cost share shall not exceed (pound)5,000 in aggregate with any balance cost to be borne by the Purchaser .

         6.5 The Company and the Administrators and their servants and agents shall be given such access to the Remaining Connetics Stock during Normal Business Hours as they require, upon request, for the purposes of inspecting the same and for the purposes of removing such of the Connetics Stock as has been made the subject of a Sale Notice validly given pursuant to this clause 6.

         6.6 For the avoidance of doubt, more than one Sale Notice and more than one Purchase Notice may be given or served pursuant to this clause 6 and the applicable terms of this clause 6 shall apply to each and every Sale Notice and Purchase Notice so given or served.

7.       FURTHER ASSURANCE

         Subject to the terms of this agreement, the Company agrees that it will after and notwithstanding Completion (and subject to the Purchaser paying the Administrators' and/or the Company's legal costs in relation thereto (if costs in aggregate of more than (pound)200 are incurred) and for such time as the Administrators remain in office) execute and deliver any other documents as may reasonably be required from time to time by the Purchaser to vest in the Purchaser the Transferred Assets in accordance with the terms of this agreement provided always that the terms of all such documents have (if required by the Administrators) been approved by the Administrators' Solicitors.



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8.       THE CONTRACTS

         8.1 The Purchaser shall take over, adopt, complete in proper and workmanlike manner, meet all liabilities in connection with and accept responsibility for (whether by assignment, novation or otherwise) the completion of the Administrators Contracts and the Purchaser shall indemnify and keep the Company and the Administrators and each of them fully indemnified against any Claim or Loss in respect thereof save that nothing in this clause shall oblige the Purchaser to make payment for any supply of goods which have already been delivered to the Company as at the Completion Date.

         8.2 Insofar as any of the Contracts cannot effectively be assigned to the Purchaser without the consent of a third party or except by an agreement of novation then if the Purchaser so requests in writing the Company, the Administrators and the Purchaser shall and during such period as the Administrators remain in office as administrators of the Company, co-operate (so far as is reasonable and practicable) to attempt to procure that either such consent is obtained (and the Purchaser and the Company shall enter into such form of novation as may be approved by the Purchaser's Solicitors and the Administrators' solicitors) or such other arrangements as are permissible are implemented as far as possible so as to give effect to a commercial arrangement having a similar effect to a transfer.

         8.3 Unless and until the Contracts or other Transferred Assets shall be novated or assigned the Company shall hold them in trust, insofar as it is able to do so, for Venture absolutely always provided that the Company shall not owe any duty to Venture or the Purchaser and shall not be under any obligation to Venture or the Purchaser under or pursuant to any trustee and beneficiary relationship, or otherwise save that the Company shall account to Venture with all monies received by it which represents the proceeds of the Contracts or Transferred Assets arising out of their completion, sale or use (as applicable) by the Purchaser after the Completion Date (but for the avoidance of doubt always excluding the Debts or the proceeds thereof).

         8.4 Any failure to assign or to novate any Contract shall not entitle the Purchaser to rescind the sale, claim compensation or damages or a reduction in or repayment of the Consideration paid or payable or entitle the Purchaser to rescind this agreement.



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                                                                              12

         8.5 The Purchaser hereby undertakes that on each occasion where a request is made by the Administrators it will at the expense of the Company (to be calculated on the basis of direct costs only and excluding any other costs including overhead and all elements of profit), use its best endeavours:

                  8.5.1 to complete in a proper and workmanlike manner and meet all liabilities in connection with the Customer Contracts; and

                  8.5.2    to honour all warranty and like agreements  connected
                           with  and  all  express   and/or  implied  terms  and
                           conditions of, the Customer Contracts,

                  8.5.3 to deal with the Returns in accordance with the rights of any customer of the Business and to use its best endeavours to assist the Company and the Administrators in determining the validity of any customer's rights to make Returns provided that the Company and the Administrators reserve the right:

                           8.5.3.1 to deal with all or any of the Returns in their sole discretion; and

                           8.5.3.2 to require the Purchaser to use its best endeavours to assist the Company and the Administrators in selling or otherwise disposing of all or any of the Returns,

                  if in the opinion of the Administrators it is necessary or reasonably desirable to do so to enable GMAC and/or the Company to collect the Debts.

9.       THE PRE-INVOICED GOODS

         9.1 The Purchaser shall, following Completion and acting as agent of the Company, complete the Pre-Invoiced Orders in accordance with the terms of those orders (or as otherwise directed by the Company) without charge and shall be allowed to utilise the Pre-Invoiced Goods in order to do so. The Purchaser shall inform each Customer to which each and every Pre-Invoiced Order relates that it is completing the Pre-Invoiced Order on behalf of the Company (and not for the avoidance of doubt on behalf of the Administrators) and that payment should be made to the Company.

         9.2 The Purchaser shall with effect from the Completion Date indemnify and keep the Company and the Administrators and each of them fully indemnified against any Claim or Loss which may arise out of any failure by the Purchaser to complete the Pre-Invoiced Orders in accordance with the terms of those orders.



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                                       13

         9.3 The Purchaser shall notify the Administrators in writing of the completion of each and every Pre-Invoiced Order as soon as the same is completed.

         9.4 The Purchaser shall allow the Company and the Administrators access to the Pre-Invoiced Goods and all correspondence and documentation held by the Purchaser in relation to the Pre-Invoiced Orders during Normal Business Hours, on request.

         9.5 The Company shall pay to the Purchaser (on the provision by the Purchaser of a VAT invoice) out of all monies received by way of cleared funds by the Company (including amounts in respect of VAT) in payment of any invoice raised by the Company following the Completion Date in respect of the Pre-Invoiced Orders, a sum equal to the cost to the Purchaser of the raw materials and reasonable direct costs of testing incorporated in the finished product for which payment has been received by the Company and such sum shall be exclusive of any VAT thereon.

10.      THE LEASED EQUIPMENT

         10.1 Unless agreed otherwise prior to the Completion Date, the Company shall leave the Leased Equipment upon the Premises at the Completion Date. The Purchaser acknowledges that it has no title to nor right of possession or use of any such items.

         10.2 The Company shall not object to nor hinder any arrangements which the Purchaser may wish to make with the owners of the Leased Equipment nor will it make any claim in relation to it and shall (and subject to the Purchaser paying the Administrators' and/or the Company's legal costs in connection therewith) (if costs in aggregate of more than(pound)200 are incurred) give such assistance to the Purchaser as it may reasonably require to enable the Purchaser to acquire title to or otherwise continue to use the Leased Equipment or any part of it including (at the Purchaser's expense) executing all documents needed to enable the Purchaser so to acquire title or continue use provided always that if the owner of any part of the Leased Equipment refuses to sell or otherwise make available any part of the Leased Equipment to the Purchaser then the Purchaser shall forthwith deliver up such item for collection and removal by the owner.

         10.3 The Purchaser shall with effect from the Completion Date indemnify and keep the Company and the Administrators and each of them fully indemnified from and against all hire, rental or other charges payable and any Claim or Loss in relation to any item of Leased Equipment of which the Purchaser has possession and which arise after the Completion Date out of the giving of possession, use or control to the Purchaser of the Leased Equipment by the Company.



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                                                                              14

11.      ROT STOCK

         11.1 The Administrators (and not the Purchaser) shall subject to the provisions of clause 11.4 deal with all ROT Claims made by suppliers to the Company.

         11.2     The  Administrators  shall subject to the provisions of clause
                  11.4 settle the ROT Claims which either the Administrators accept as being valid or which any court of competent jurisdiction determines as being valid.

         11.3 Any liability of the Administrators to the Purchaser under the terms of this clause 11 shall rank in the administration of the Company as an expense under section 19(5) of the Insolvency Act 1986.

         11.4 Neither the Administrators or the Company shall be liable under the terms of this clause or otherwise to pay in excess of (pound)50,689 in aggregate in settlement of the ROT Claims or, in respect of each individual ROT Claim such sum in excess of the sum set out opposite each ROT Claim in schedule 11.

12.      EXCLUDED STOCK

         12.1 The Purchaser shall, from the Completion Date, keep the Excluded Stock on the Premises and separate and identifiable from all other stock and other goods in the same condition as it is on the Completion Date (natural deterioration excepted). The Purchaser shall also make the Excluded Stock available for collection by the Company, the Administrators or any other person authorised by the Administrators to collect the same within Normal Business Hours on any Business Day as they may direct. The Administrators shall promptly following the Completion Date, inform the supplier of the Excluded Stock that the same is available for collection from the Premises.

13.      EMPLOYEES

         Neither the Company nor the Administrators shall have any liability to the Purchaser in respect of any claims, liabilities or obligations to which the Purchaser may become subject arising under the Transfer of Undertakings (Protection of Employment) Regulations 1981 save that the Company shall be responsible for all Qualifying Liabilities in relation to the Employees which are incurred between the Date of the Administration Order and the Completion Date.



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                                                                              15

14.      THE DEBTS

         14.1 If the Purchaser shall receive any payment in respect of any of the Debts or any other sum due to the Company, the Administrators or (as the case may be) GMAC it shall promptly notify the Administrators and such money shall be paid promptly to the Company, the Administrators or GMAC (as the case may be) without counterclaim, lien, set-off or deduction and until such money is so paid it shall be kept separate from the Purchaser's own money and held in trust for the Company or the Administrators or GMAC (as the case may be). The Purchaser shall without charge give to the Administrators on behalf of the Company a detailed account showing the names of the payers and the amount each has paid together with such other documentation as the Company or the Administrators may reasonably require to be satisfied that the Purchaser is complying in all respects with the provisions of this clause.

         14.2 Where any debtor owes money to both the Company (or the Administrators or GMAC) and the Purchaser it shall be assumed, in the absence of evidence to the contrary, that any money received by the Purchaser from such a debtor is paid first in respect of the Debts or any other sum due to the Company (or the Administrators or GMAC) and the Purchaser shall account to the Company or the Administrators or GMAC (as the case may be) as provided for in clause 14.1 above.

         14.3 The Purchaser shall not without the prior written consent of the Administrators issue any credit note on behalf of the Company in relation to any of the Debts.

         14.4 The Purchaser shall mark all invoices raised by it during the course of its trade of the Business so that they are clearly distinguishable from all invoices of the Company raised either before or after the Date of the Administration Order.

15.      LICENCES

         Neither the Company nor the Administrators shall object to the Purchaser making any application to obtain the benefit of any Licence. For the avoidance of doubt, neither the Company not the Administrators are under any obligation to ensure that the Purchaser obtains all or


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                                                                              16
         any of the Licences and no failure by the Purchaser to obtain all or any of the Licences shall in any way invalidate the sale and purchase hereby agreed and nor shall it entitle the Purchaser to any refund of all or any part of the purchase price payable hereunder.

16.      INTELLECTUAL PROPERTY

         16.1 The Purchaser acknowledges that the Intellectual Property may be subject to restrictions or deficiencies which have not been disclosed to the Company, and that it may or may not be sufficiently transferable to the Purchaser to enable the Business to be carried on efficiently or at all. The Purchaser undertakes to make its own enquiries into all such matters.

         16.2 The Purchaser hereby undertakes with the Company and the Administrators and each of them not to use the Intellectual Property without first obtaining any necessary consents, licenses or registrations and to indemnify and keep the Company and the Administrators and each of them fully indemnified against any Claim or Loss arising by reason directly or indirectly of the transfer of the Intellectual Property to the Purchaser or its purported sale under the agreement or the use of it by the Purchaser or by any transferee or licensee from the Purchaser.

17.      NAME

         17.1 The Purchaser acknowledges that the Administrators have no power or authority to require the Company's members to change the Company's name but subject thereto the Administrators will raise no objection to the Purchaser using the Name in relation to its business as from Completion or to the Purchaser, following Completion, changing its corporate name to a name including the Name provided that:

                  17.1.1 any such use shall be at the risk of and the sole responsibility of the Purchaser; and

                  17.1.2 nothing in this agreement shall preclude the Company from using its existing corporate name in relation to its business and/or its assets and/or their realisation and/or for the purposes of its insolvency or require it to change its existing corporate name.








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                                                                              17

18.      APPORTIONMENTS AND OUTGOINGS

         18.1 Subject to clauses 18.3 below, all expenses and outgoings paid or payable by the Company or the Administrators or the Purchaser relating to the Business and the Transferred Assets (save in relation to the Employees) and which are referable to a period partly before and partly after Completion shall be apportioned net of VAT as at Completion and shall be agreed between the parties not more than 10 Business Days after Completion. Failing such agreement the apportionment shall be ascertained and certified by an independent firm of chartered accountants appointed by the Administrators (who shall act as experts and not arbitrators and whose decision shall be binding on the parties). The Purchaser or the Company acting by the Administrators, as appropriate, shall pay the net amount so agreed or certified to be payable to the other party in respect of such apportionments not more than five Business Days after agreement or certification.

         18.2 If the Company or the Administrators have ordered prior to Completion any goods or services relating to the Business or the Transferred Assets for the benefit of the Company or the Purchaser on terms either of personal liability or of payment as an expense of the administration and those goods or services have not been delivered or performed prior to Completion then the Purchaser shall pay for those goods or services. Payment shall be made within five Business Days of the date of delivery of any invoice to the Purchaser or the date on which payment is due to the supplier, if sooner. The Purchaser shall indemnify and keep the Company and the Administrators and each of them fully indemnified against any Claim or Loss arising as a result of its failure to comply with the terms of this clause 18.2.

         18.3 Notwithstanding clauses 18.1 and 18.2 above, any part of expenses or outgoings paid or payable by any party in respect of the Business or the Transferred Assets (save in relation to the Employees) which are referable to a period partly before and partly after the Completion Date and which represent VAT properly chargeable on the supply or supplies for which such expenses or outgoings are wholly or partly the consideration for VAT purposes shall be borne in full by the party for whom such VAT is input tax (or the party for which such VAT would be input tax if the party were not treated as a member of a group for the purposes of section 43 of the Value Added Tax Act 1994).



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                                                                              18

         18.4 The Purchaser shall pay, satisfy and discharge all debts and liabilities of the Business incurred after Completion and shall indemnify and keep the Company and the Administrators fully indemnified from and against any Claim or Loss in respect thereof.

19.      RISK

         Risk in the Transferred Assets shall pass to the Purchaser on Completion and the Purchaser shall only effect its own insurances in respect thereof from Completion.

20.      ACCOUNTING BOOKS AND RECORDS

         20.1 If any books of account, records and documents other than the Books and Records and the VAT Records come into the possession of the Purchaser, the Purchaser shall keep them in a good and safe condition and deliver them up to the Administrators on demand. The books, documents, files and records of the Administrators shall not be available to the Purchaser for inspection or otherwise.

         20.2 The Company and the Administrators shall, at the Company's expense, have reasonable access during the normal business hours of the Purchaser to such records, books, files or other documents of the Company (whether being the Books and Records, or otherwise) possession of which has been given to or assumed by the Purchaser hereunder for a period of six calendar months from Completion and during such period the Company and the Administrators shall, at the Company's expense, be entitled to take copies thereof.

         20.3 The Purchaser shall preserve the VAT Records for the period required by law and upon reasonable notice during normal business hours make them available to the Administrators or their agents or any person appointed to act in relation to the administration of the Company.

         20.4 The Purchaser may fulfil its obligations under this clause 20 by procuring that a future transferee of the Business or any other person preserves the records, books and other documents (including the Books and Records) and permits reasonable access as mentioned in this clause 20, in which case the Purchaser shall notify the Company or the Administrators of the name of that person.



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                                                                              19

21.      ACCESS TO PREMISES

         21.1 For a period of six months after Completion the Purchaser shall give the Administrators (and their respective employees and agents) reasonable access to the Premises and staff of the Purchaser to enable the Administrators to deal with collection of the Debts and any other matters arising in connection with the administration of the Company.

         21.2 The Purchaser shall for the period of six months following Completion make available without charge for the use of the Administrators reasonable office, telephone and secretarial facilities at the Premises during normal business hours to enable the Administrators to deal with the matters referred to in clause 21.1 and for storage purposes.

22.      EXCLUSION OF WARRANTIES

         22.1 Other than as set out in clause 22.8 below, all representations (whether made innocently, negligently or otherwise but not fraudulently), warranties, conditions and stipulations, express or implied, statutory, customary or otherwise in respect of the Business and/or the Transferred Assets or any of the rights, title and interests transferred or agreed to be transferred pursuant to this agreement are expressly excluded (including without limitation, warranties and conditions as to title, quiet possession, quality, fitness for purpose and description).

         22.2 Unless otherwise required by law (and then only to that extent) the Company and the Administrators and each of them shall not be liable for any loss or damage of any kind whatever, consequential or otherwise arising out of or due to or caused by any defect or deficiencies in any of the Transferred Assets.

         22.3 The Purchaser agrees that the terms and conditions of this agreement and the exclusions and limitations contained in it are fair and reasonable having regard to the following:

                  22.3.1 that this is a sale by an insolvent company in circumstances where it is usual that no representations and warranties can be given by or on behalf of the Company or the Administrators;

                  22.3.2 that the Purchaser has relied solely upon the Purchaser's own opinion and/or professional advice concerning the Business and/or the Transferred Assets, their quality, state, condition, description,


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                                                                              20
                           fitness and/or suitability for any purpose, the possibility that some or all of them may have defects not apparent on inspection and examination and the use it intends or proposes to put them to;

                  22.3.3 that the Purchaser has agreed to purchase the Transferred Assets "as seen" in their present state and condition for a consideration which takes into account the risk to the Purchaser represented by the parties' belief that the said exclusions and limitations are or would be recognised by the courts; and

                  22.3.4 that the Purchaser its servants, employees, agents, representatives and advisers have been given every opportunity it or they may wish to have to examine and inspect all or any of the Transferred Assets and all relevant documents relating to them and to obtain information from the Company and/or the Administrators relating to the Business and the Transferred Assets.

         22.4     The Purchaser acknowledges that:

                  22.4.1 neither the Company nor the Administrators shall incur any liability to it by reason of any fault or defect in all or any of the Transferred Assets or any breach of the obligations of the Company arising under the Sale of Goods Act 1979 or under the Health and Safety at Work Act 1974;

                  22.4.2 neither the Company nor the Administrators shall be required to put any of the Plant and Equipment into a roadworthy or safe condition (as the case may be). The Purchaser hereby undertakes that it will ensure that all of the Plant and Equipment is in a roadworthy or safe condition (as the case may be) before putting (or allowing it to be put) to any use after Completion;

                  22.4.3 whenever and wherever in this agreement it has agreed to indemnify any person it shall also indemnify any firm, partner, employee, agent, adviser or representative of such person to the same extent and in the same regard.

         22.5 The Purchaser covenants with and undertakes to the Company and the Administrators and each of them that it will not hold itself out as the owner of any of the Transferred Assets once it has been notified that the Company did not have title to the same nor will it sell offer for sale, assign or create or permit the creation of any form of encumbrance over such


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                                                                              21
                  assets but it will deliver such assets to the Administrators or as the Administrators shall direct forthwith upon demand and pending such delivery it will at its own expense maintain such assets in safe custody and in as good repair and condition as they were in when they first came into the possession of the Purchaser. The Purchaser shall indemnify and keep the Company and the Administrators and each of them fully indemnified against any Claim or Loss arising as a result of its failure to comply with the terms of this clause 22.5.

         22.6 The Purchaser acknowledges that in respect of any Transferred Assets not situated at the Premises on Completion there may be a risk of a third party claiming a lien over such Transferred Assets and that such risk is entirely the risk of the Purchaser.

         22.7 The Purchaser acknowledges for the avoidance of doubt that if the Company does not have title or unencumbered title to any or all of the Transferred Assets or if the Purchaser cannot exercise any right conferred or purported to be conferred on it by this agreement this shall not be a ground or grounds for rescinding, avoiding or varying any or all of the provisions of this agreement and shall not give rise to any claim to compensation or damages or a reduction in or repayment of the Consideration paid or payable.

         22.8     The Administrators confirm to the Purchaser as follows:

                  22.8.1 They have not knowingly granted to any third party the right to use the Name as a trading name and they shall not do so after the Completion Date. Nothing in this clause shall however prohibit the Administrators from appointing any third party from acting as agent of the Company (and using the Company's name when so acting) for the purposes of collecting the Debts or for any other purpose which the Administrators deem necessary for the purposes of fulfilling the purposes of the administration of the Company; and

                  22.8.2 Since the Date of the Administration Order they have not knowingly taken or caused the Company to take any step in respect of the Transferred Assets that would create any mortgage, pledge, lien, charge, assignment, hypothecation or security interest in respect of any Transferred Asset; and

                  22.8.3 Since the Date of the Administration Order to the best of their actual knowledge and belief, except as disclosed in writing to the Purchaser prior to the date of this agreement, no contract has been cancelled or terminated and no party has refused consent to the assignment of any contract.



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                                                                              22

                  22.8.4 To the best of their actual knowledge and belief the only claims received by them arising out of the dismissal of employees employed by the Company as at and following the Date of the Administration Order are those made by the Claiming Employees.

                  22.8.5 They are not, to the best of their actual knowledge and belief, aware of any claims made after the Date of the Administration Order arising out of the dismissal of employees of the Company dismissed before the Date of the Administration Order other than that of Mr Hanson and any others of which Steven Handley , Colin Hunter, David Bytheway and Pat Gilmore are aware.

23.      EXCLUSION OF ADMINISTRATOR'S LIABILITY

         The Administrators have entered into and signed this agreement as agents for or on behalf of the Company and neither they their firm, partners, employees, advisers, representatives or agents shall incur any personal liability whatever in respect of any of the obligations undertaken by the Company or in respect of any failure on the part of the Company to observe, perform or comply with any such obligations or under or in relation to any associated arrangements or negotiations or under any document or assurance made pursuant to this agreement. The Administrators are party to this agreement in their personal capacities only for the purpose of receiving the benefit of the exclusions, limitations, undertakings, covenants and indemnities in their favour contained in this agreement.

24.      INTEREST

         In the event of any default by any party in paying any sums due under this agreement (whether payable by agreement or by an order of a court or otherwise) that party shall pay interest on such sum at the rate of 2% above the base rate from time to time of the Bank from the date when payment was due until all such monies have been paid in full together with all interest thereon. Such interest shall accrue from day to day and shall be compounded on a monthly basis.

25.      DATA PROTECTION

         The Purchaser warrants and represents that it will comply with all relevant provisions of the Data Protection Act 1998 in its processing of the personal data held on the customer database. The Purchaser shall


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                                                                              23
         indemnify and keep indemnified the Company and the Administrators and each of them against any Claim or Loss arising from or in relation to the Purchaser's breach of warranty set out above.

26.      SET-OFF AND PREPAYMENTS

         26.1 The Purchaser shall not be entitled to set off any claims it might have against the Company or the Administrators or exercise any liens whatever (whether arising under this Agreement or otherwise), against any monies or negotiable instruments payable to the Company or the Administrators pursuant to the provisions of this agreement but such monies or negotiable instruments shall be paid in full upon the same being due whether in accordance with the provisions of this agreement or otherwise.

         26.2 If the Company and/or the Administrators have received any deposit or payment in advance in respect of any Contract or otherwise neither the Company nor the Administrators shall be under any obligation to account to the Purchaser for the same.

27.      NOTICES

         27.1 Any notice to be given under this agreement shall be in writing signed by or on behalf of the party giving it and shall be given if left at or sent by prepaid first class post, prepaid recorded delivery, facsimile or other means of telecommunication in permanent written form to the address of the party receiving such notice as set out at the head of this agreement or as notified in writing between the parties for the purposes of this clause.

         27.2 Any such notice shall be deemed to have been given to and received by the addressee:

                  27.2.1   at the time of delivery if delivered personally;

                  27.2.2 two Business Days after posting in the case of any address in the United Kingdom and six Business Days after posting for any other address;

                  27.2.3 two hours after transmission if served by facsimile or other means of telecommunication in permanent written form on a Business Day prior to 3.00pm or in any other case at 9.00am on the Business Day after the date of despatch.



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                                                                              24

         27.3 Any such notice will be effective as regards the Purchaser if given to the Purchaser or to any solicitor acting for the Purchaser or to any person acting for the Purchaser whether at Completion or otherwise.

         27.4 Any such notice will only be effective as regards the Company or the Administrators if given to the Administrators.

         27.5 In proving the giving of a notice it shall be sufficient to prove that the notice was properly addressed and posted, or that the envelope containing the notice was properly addressed and posted or that the applicable means of telecommunication was addressed and despatched and despatch of the transmission was confirmed and/or acknowledged as the case may be.

28.      ANNOUNCEMENTS AND CONFIDENTIALITY

         Unless otherwise required by law, current insolvency practice or the rules of any recognised investment exchange, the parties shall keep this agreement confidential and no statement or announcement of any nature relating to the terms, conditions and subject matter of this agreement shall be made to the public, the press or otherwise unless in a form previously agreed between the parties save that the Administrators shall be at liberty to disclose the terms of this agreement to GMAC and/or any other secured creditor of the Company and to any liquidator and to show appropriate figures in their receivership records, accounts and returns.

29.      GENERAL

         29.1 The Purchaser shall deliver forthwith to the Administrators all correspondence received at the Premises which is addressed to the Company or the Administrators.

         29.2 The provisions of this agreement insofar as they have not been performed at or are capable of taking effect after the Completion Date shall remain in full force and effect notwithstanding Completion and shall not merge on Completion.

         29.3 The Purchaser shall pay any stamp duties payable in respect of this agreement or any other document entered into or executed in connection with or pursuant to this agreement.

         29.4 No single or partial exercise or failure or delay in exercising, on the part of the Company or the Administrators, any right, power or remedy under this agreement or the


--------------------------------------------------------------------------------
                  granting of time by the Company or the Administrators shall prejudice, affect or restrict the rights, powers and remedies of those parties under this agreement, nor shall any waiver by the Company or the Administrators of any breach of this agreement operate as a waiver of or in relation to any subsequent or any continuing breach of this agreement.

         29.5 This agreement supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, whether or not in writing between the parties in relation to the matters dealt with in this agreement and represents the entire understanding between the parties in relation to them.

         29.6 This agreement shall not be capable of assignment by the Purchaser and shall be binding upon and enure for the benefit of each party's personal representatives and successors in title.

         29.7 Except as provided in clause 22.4.3, or in respect of Venture in clause 8.3, a person who is not party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

         29.8 Any date or period mentioned in any clause of this agreement may be extended by mutual agreement between the Administrators and the Purchasers.

         29.9 No variation of this agreement or any of the documents in the agreed form shall be effective unless it is in writing, refers specifically to this agreement and signed by or on behalf of each of the parties to this agreement.

         29.10 This agreement may be executed in any number of counterparts, each of which should be considered as an original, with the same effect as if the parties or their representatives signed the same instrument.

         29.11    This   agreement   shall  be  governed  by  and  construed  in
                  accordance with English law and each party agrees to submit to the non-exclusive jurisdiction of the English courts.

         29.12 If at any time any provision of this agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction neither the legality, validity or


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                                                                              26
                  enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         29.13 Save as expressly provided elsewhere in this agreement each party to this agreement shall pay its own costs, charges and expenses in relation to the negotiation, preparation, execution and implementation of this agreement.

IN WITNESS of which the parties or their duly authorised representatives have executed this agreement.




























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                                                                              27

                                   SCHEDULE 1

                            Administrators' Contracts
















































--------------------------------------------------------------------------------

                                   SCHEDULE 2

                                 Connetics Stock
















































--------------------------------------------------------------------------------

                                   SCHEDULE 3

                               Customer Contracts
















































--------------------------------------------------------------------------------

                                   SCHEDULE 4

                                    Employees
















































--------------------------------------------------------------------------------

                                   SCHEDULE 5

                                Leased Equipment
















































--------------------------------------------------------------------------------
                                                                              32

                                   SCHEDULE 6

                                    Licences
















































--------------------------------------------------------------------------------
                                                                              33

                                   SCHEDULE 7

                              Plant and Equipment
















































--------------------------------------------------------------------------------
                                                                              34

                                   SCHEDULE 8

                               Pre-Invoiced Goods

                               Pre-Invoiced Orders
















































--------------------------------------------------------------------------------

                                   SCHEDULE 9

                                    Premises

Unit 3, Arkwright Road, Astmoor Industrial Estate, Runcorn

Unit 5 to 8, Arkwright Road, Astmoor Industrial Estate, Runcorn

9 Arkwright Road, Astmoor Industrial Estate, Runcorn (known as Unit 9)

9 Arkwright Road, Astmoor Industrial Estate, Runcorn (known as land adjoining Unit 9)

18 Arkwright Road, Runcorn (known as Unit 18)

land on the north side of Arkwright Road, Runcorn, (known as land adjoining Unit
18)

Land and buildings on the east side of Arkwright Road, Runcorn (known as Units 12 and 13) Astmoor Industrial Estate)

Unit 6, Seymour Court, Manor Park, Runcorn

Units 1 and 2 Astmoor Industrial Estate, Runcorn

Units 10 and 11 Astmoor Industrial Estate, Runcorn


























--------------------------------------------------------------------------------

                                   SCHEDULE 10

                                 The ROT Claims
















































--------------------------------------------------------------------------------
                                                                              37

                                   SCHEDULE 11

                       Apportionment of the Consideration

                                                                    (pound)
For
the Plant and Equipment                                           2,199,998.00
the Goodwill                                                          1.00
the Intellectual Property                                             1.00
the Stock                                                          1,263,000



                                                                ----------------
                                                      (pound)      3,463,000
                                                                ----------------






























--------------------------------------------------------------------------------

                                   SCHEDULE 12

                                Deeds of Release
















































--------------------------------------------------------------------------------
                                                                              39

                                   SCHEDULE 13

                               Claiming Employees

Mr B Gulliver

Mr R G Skitt

Mr C Hitchmough













































--------------------------------------------------------------------------------
                                                                              40

                                   SCHEDULE 14

                                 Excluded Stock
















































--------------------------------------------------------------------------------

IN WITNESS of which the parties have executed this document as follows:


SIGNED on behalf of the Company by one of the          ) /s/ Signature Illegible
Administrators as its agent without personal           )
liability  in the presence of:                         )

Witness:    /s/ Ms. Keates
(Signature)

Name:       Ms. Keates
(in bold)

Address:    101 (Illegible) Square
            Manchester

Occupation: Solicitor


SIGNED by one of the Administrators on behalf of both  ) /s/ Signature Illegible
ofthem in the presence of:                             )

Witness:    /s/ Ms. Keates
(Signature)

Name:       Ms. Keates
(in bold)

Address:    101 (Illegible) Square
            Manchester

Occupation: Solicitor


SIGNED on behalf of the Purchaser in the               ) /s/ Stephen Handley
presence of:                                           )

Witness:    /s/ Ms. Keates
(Signature)

Name:       Ms. Keates
(in bold)

Address:    101 (Illegible) Square
            Manchester

Occupation: Solicitor





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                                                                              42